FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS F SHARES

SUPPLEMENT TO PROSPECTUSES DATED NOVEMBER 30, 1998


At the shareholder meeting held on May 12, 1999, shareholders approved the following changes.

1.      Made changes to the Fund's fundamental investment policies:

a) Made non-fundamental and amended the Fund's fundamental investment policy regarding investments in restricted securities so that the amended policy now states:

               "The Fund may invest in restricted securities. Restricted securities are any securities that are subject to restrictions on resale under federal securities law. Under criteria established by the Directors, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets."

b) Amended the Fund's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding so that the amended policy now states:

           "The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.

           The Fund will not borrow money or engage in reverse agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements."


c) Made non-fundamental and amended the Fund's fundamental policy to permit the Fund to invest in the securities of other investment companies to read as follows:

           "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash."

                                                                    May 12, 1999

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Federated Investors

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 313910200
Cusip 313910309
Cusip 313910408
Cusip 313910101
G02538-04 (5/99)